EX-99.906CERT

          CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, Clifford E. Lai, Principal Executive Officer of LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  October 7, 2003
                                              /s/ Clifford E. Lai
                                              --------------------------------
                                              Clifford E. Lai
                                              Principal Executive Officer
                                              LEND LEASE HYPERION
                                              HIGH-YIELD CMBS FUND, INC.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC. and will be retained by LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC. and furnished to the Securities and Exchange Commission or its staff upon request.


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          CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, Thomas F. Doodian, Treasurer and Principal Financial Officer of LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  October 7, 2003
                                       /s/ Thomas F. Doodian
                                       ---------------------------------------
                                       Thomas F. Doodian
                                       Treasurer and Principal Financial Officer
                                       LEND LEASE HYPERION
                                       HIGH-YIELD CMBS FUND, INC.



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC. and will be retained by LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC. and furnished to the Securities and Exchange Commission or its staff upon request.